UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BEVERLY ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DISCUSSION WITH INSTITUTIONAL SHAREHOLDER SERVICES Beverly Enterprises, Inc. April 5, 2005

Agenda Review of Events Roadshow Summary Key Messages from Investor Roadshow Summary of Beverly Responses to Key Investor Concerns

Timeline of Recent Events 1/27/05: Formation files 13-D/A; Beverly issues public response 02/03/05: Beverly formally rejects Formation's offer 02/04/05: Alternate Board slate announced 02/18/05: Beverly and Formation file Proxy statements 03/10/05: Long-Term Healthcare bill introduced in Arkansas House of Representatives 03/15/05: 4Q04 Earnings annc'd; roadshow begins 03/22/05: Beverly announces intent to auction the Company 1/21/05: Board meets with advisors to discuss Dec 22 Letter; Beverly receives 2nd Letter from Formation dated Jan 19, 2005

Shareholder Composition Represents ownership based on the record date for the April 21 shareholder meeting. Investors include arbitrageurs and hedge funds. 12/31/04 3/7/05 (1) Short-Term Investors (2) 7% 45% Institutions 65% 32% Individuals 28% 23%

Roadshow Summary Met with 23 investor groups Own approximately 37 million shares as of the March 7 record date 34% of the stockholder base Average holdings of 1.7 million shares Holdings ranging from 0.1 to 4.8 million shares Combination of arbitrage, hedge, growth and index funds

Messages from Investor Roadshow Investors are focused on short-term value and liquidity maximization Should the Company choose to initiate a sale process, investors want an independent board to oversee the process Process should have accountability built-in to ensure it is full and fair

Responses to Investor Concerns Key Investor Concerns Beverly Responses Short-Term Value and Liquidity Maximization Commenced public auction process on March 22, 2005 Initiated contact with broad potential buyer universe: Strategic Financial "Hybrid" (Strategic / Financial) Healthcare REITs Formation / Appaloosa Group invited into process Already signed confidentiality agreements with several potential bidders Established an online data room on April 4, 2005 which multiple parties are already accessing

Responses to Investor Concerns Key Investor Concerns Beverly Responses Independent Board to Oversee the Process Independent directors of Beverly will oversee the process Process Accountability Board unanimously voted to hold a special meeting 6 months following April 21st Annual Meeting upon request by at least 20% of beneficial owners

Beverly Board of Directors

Name	Age	Affiliations
William R. Floyd (Chairman)	60	▪ Chairman and CEO, Beverly Enterprises, 2000 – present ▪ CEO, Choice Hotels, 1996 – 1998 ▪ COO, Taco Bell,1995 – 1996
Melanie Creagan Dreher, Ph.D	61	▪ Kelting Dean at the Univ. of Iowa College of Nursing, 1997 – present ▪ Academic Director for Clinical Practice at the Univ. of Iowa Hospital ▪ Board member, Wellmark Health Plan of Iowa
John D. Fowler, Jr.	47	▪ Vice Chairman, Deutsche Bank, 2004 – present ▪ Managing Director, Baycrest Capital and Bio-Strategic Directors, 2004 ▪ President, Large Scale Biology Corp, 2001 – 2003
John P. Howe, III, M.D.	61	▪ President and CEO, Project Hope, 2001 – present ▪ President, Univ. of Texas Health Center at San Antonio, 1985 - 2001 ▪ Director, Southwest Foundation for Biomedical Research and BB&T Corp
James W. McLane	66	▪ Chairman and CEO, Healthaxis, 2001 – present ▪ President and COO, NovaCare, 1997 – 2000 ▪ Previously EVP, Aetna and CEO, Aetna Health Plans
Ivan R. Sabel	59	▪ Chairman and CEO, Hanger Orthopedic, 1995 – present ▪ Previously Director of American Orthotic and Prosthetic Association, Nursefinders and Mid Atlantic Medical Services
Donald L. Seeley	60	▪ Director, Applied Investment Mgmt Program at the Univ. of Arizona, 2000 – present ▪ Vice Chairman and CFO, True North Communications, 1997 – 2000 ▪ Current member of Board of Trustees, William Blair Funds
Marilyn R. Seymann, Ph.D.	62	▪ President and CEO, M One, Inc., 1991 – present ▪ Director of Provide Commerce, Maximus, Inc. and Eos International ▪ Founder and a director of The Arizona Foundation for Women

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Formation Board Nominees

Name	Age	Affiliations
Jeffrey A. Brodsky	46	▪ Chairman and CEO, PTV, Inc. (a new media company in the UK), 2002 – present ▪ Managing Director, Quest Turnaround Advisors, 2000 – present
John J. Durso	53	▪ Partner / Chair of Long Term Care Group, Michael Best & Friedrich, 2002 – present ▪ Partner / Chair of Healthcare Practice, Katten Munchin & Zavis, 1985 – 2002
Philip L. Maslowe	57	▪ Director, NorthWestern Corp. (public utility company), 2004 – present ▪ Board Member, Mariner Health Care, 2002 – 2004 ▪ EVP, The Wackenhut Corporation (security company), 1997 – 2002 ▪ Previously appointed by Franklin Mutual to the Board of Bruno's Supermarkets, 2000
Charles M. Masson	51	▪ Chairman and Chief Restructuring Officer, Kinetic Systems (engineering company), 2005 – present ▪ Managing Partner, Masson & Company (turnaround consulting), 2002 – present ▪ Managing Partner Leary, Masson & Associates (turnaround consulting), 1999 – 2002
Mohsin Y. Meghji	40	▪ Principal, Loughlin, Meghji and Company (financial advisory), 2002 – present ▪ Board Member, Mariner Health Care, 2002 – 2004 ▪ Financial Advisor to creditors of Mariner Health Care, 1999 – 2002
Guy Sansone	40	▪ Managing Director, Alvarez & Marsal (turnaround consulting services), 1999 – present ▪ Interim CFO, HealthSouth, 2003 – 2004 ▪ Interim President and CEO, Rotech Healthcare, 2002 – 2003

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On March 15, 2005, Beverly Enterprises, Inc. ("BEI") filed a definitive proxy statement with the Securities and Exchange Commission relating to BEI's solicitation of proxies with respect to its 2005 annual meeting of stockholders. BEI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain BEI's proxy statement, any amendments or supplements to the proxy statement and other relevant documents free of charge at www.sec.gov. You may also obtain a free copy of BEI's proxy statement, any amendments and supplements to the proxy statement and other relevant documents by writing to Beverly Enterprises, Inc. at One Thousand Beverly Way, Fort Smith, Arkansas 72919, Attn: Investor Relations or at www.beverlycorp.com under the tab "Investor Information" and then under the heading "SEC Filings." Important Information Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies for BEI's 2005 annual meeting of stockholders is contained in the definitive proxy statement filed by BEI with the Securities and Exchange Commission on March 15, 2005. Information Regarding Participants The statements in this document relating to matters that are not historical facts are forward-looking statements based on management's beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in BEI's filings with the Securities and Exchange Commission. In addition, our results of operations, financial condition and cash flows also may be adversely impacted by the unsolicited indication of interest in an acquisition of BEI by Arnold Whitman, Formation Capital, LLC, Appaloosa Management, LP, Franklin Mutual Advisors, LLC and Northbrook NBV, LLC, and related actions taken by this group, including the nomination of candidates for election to BEI's board of directors. These actions may impact our ability to attract and retain customers, management and employees and may result in the incurrence of significant advisory fees, litigation costs and other expenses. Although BEI believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. BEI assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements